Summary Prospectus August 5, 2024

Brandes International Equity Fund

Class /Ticker  Class I BIIEX  Class A BIEAX  Class C BIECX  Class R6 BIERX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/funds/resources. You may also obtain this information at no cost by calling 1-800-395-3807 or by e-mail at info@brandes.com. The Fund’s Prospectus and Statement of Additional Information, both dated August 5, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes International Equity Fund (the “International Equity Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 52 of the Prospectus and “Additional Purchase and Redemption Information” on page 63 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	None*	1.00%**	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses
Shareholder Servicing Fees	None	0.25%	None	None
Other Expenses(1)	0.13%	0.13%	0.17%	0.13%
Total Other Expenses(2)	0.13%	0.38%	0.17%	0.13%
Total Annual Fund Operating Expenses	1.13%	1.88%	0.92%	0.88%
Less: Fee Waiver and/or Expense Reimbursement(3)	0.00%	0.00%	(0.07%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	1.13%(3)	1.88%(3)	0.85%	0.75%

*

A contingent deferred sales charge (“CDSC”) of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million may apply to certain investments in Class A shares of $1 million or more that are redeemed within 12 months of the date of purchase.

**

A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor. For additional information, please see the “Terms of the Conversion Feature” section of the Fund’s statutory prospectus.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

“Other Expenses” have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes International Equity Fund, a series of Brandes Investment Trust, was the predecessor to the Fund (the “Predecessor Fund”).

(3)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary

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expenses such as litigation), including repayment of previous waivers, to 1.20% for Class A, 1.95% for Class C, 0.85% for Class I and 0.75% for Class R6, as percentages of the respective Fund classes’ average daily net assets through July 15, 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.
(4)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratios of net expenses to average net assets provided in the financial highlights, which reflect the effect of voluntary service provider fee reductions.

Example

This example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$913	$1,161	$1,871
Class C	$291	$591	$1,016	$2,005(1)
Class I	$87	$286	$502	$1,125
Class R6	$77	$268	$475	$1,072

You would pay the following expenses if you did not redeem your Class C shares.

	1 Year	3 Years	5 Years	10 Years
Class C	$191	$591	$1,016	$2,005(1)

(1) Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus.

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 21.81% of the average value of its portfolio.

Principal Investment Strategies

The International Equity Fund invests primarily in equity securities of foreign companies. The Fund typically invests in foreign companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion at the time of purchase. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located in at least three countries outside the United States. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Adviser considers an emerging market country to be any country which is in the MSCI EM Index or MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The International Equity Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The International Equity Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time and may at times be relatively high.

Brandes Investment Partners, L.P., the International Equity Fund’s investment adviser (the “Adviser”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks

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to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the International Equity Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the International Equity Fund’s investments in foreign securities.

Value Securities Risk. The International Equity Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the International Equity Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the

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financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The Predecessor Fund reorganized into the Fund on August 5, 2024 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Predecessor Fund. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	22.49%
Worst Quarter	1Q 2020	-31.03%

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Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	22.48%	7.07%	3.94%
Class C Shares – Return Before Taxes	27.93%	7.60%	3.96%(1)
Class R6 Shares – Return Before Taxes	30.43%	8.76%	4.91%
Class I Shares – Return Before Taxes	30.37%	8.65%	4.79%
Return After Taxes on Distributions	29.72%	7.96%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	18.65%	6.81%	3.84%
MSCI EAFE (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	18.24%	8.16%	4.28%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period.

Class R6 shares were first offered by the Predecessor Fund on February 1, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Brent V. Woods, CFA	Executive Director and International Large Cap Investment Committee Voting Member	2024
Amelia Maccoun Morris, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2024
Jeffrey Germain, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2024
Shingo Omura, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2024
Luiz G. Sauerbronn	Director, Investments Group, International Large Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Fund on August 5, 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

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(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The International Equity Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the International Equity Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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